Exhibit 10.3

SUBSCRIPTION AGREEMENT

BioPharmX Corporation

1098 Hamilton Court

Menlo Park, CA 94025

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement to the terms of this Subscription Agreement (“Agreement”) with BioPharmX Corporation, a Delaware corporation (the “Company”), as follows:

1.                The Company has authorized the sale and issuance to certain investors of up to $3,000,000.00 in aggregate principal of the Company’s Convertible Promissory Notes (the “Notes” and individually, the “Note”), which Notes, upon the occurrence of certain events, are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the terms of each Note.  The Notes and the Conversion Shares or any other security of the Company into which Notes shall convert are collectively referred to as the “Securities”.

2.                Pursuant to this Agreement, the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, a Note in the form attached hereto as Exhibit A in the principal amount set forth on the last page of this Agreement (the “Signature Page”) for the Aggregate Purchase Price set forth on the Signature Page. The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”  The completion of the purchase and sale of the Notes (the “Closing”) shall occur after this Agreement has been signed by the Investor and the Company and the Company has received the Aggregate Purchase Price. Promptly after the Closing, the Company shall deliver to the Investor the Note purchased by the Investor as set forth on the Signature Page.  The Company may conduct more than one Closing, at its sole discretion, regardless of the amounts and timing of the Company’s receipt of Agreements from Other Investors.

3.                The offering and sale of the Securities (the “Offering”) are being made pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Investor contained in this Subscription Agreement and the Note(s) issues to the Investor pursuant hereto.

4.                The Company and the Investor agree that pursuant to this Agreement, the Investor will purchase from the Company and the Company will issue and sell to the Investor a Note in principal amount set forth on the signature page hereto for the Aggregate Purchase Price set forth on the signature page hereto. The Investor acknowledges that the Offering is not being underwritten, the Company has not engaged any placement agents (although it reserves the right to do so at its sole discretion) and that there no minimum offering amount that must be raised.  Investor acknowledges that the Company may, at its sole discretion, engage registered broker-dealers (“Placement Agents”) to offer and sell the Securities and may pay such Placement Agent a cash fee and issue warrants to purchase common stock of the Company to such Placement Agents.

5.                INSTRUCTIONS FOR INVESTING are as follows:

a.                    Please review and execute the signature pages to this Subscription Agreement and e-mail a scanned copy of your signature pages for these items to Joyce Goto at:  jgoto@biopharmx.com

b.                    You may also hand deliver your signed subscription documents to an officer of the Company, or mail printed and wet-ink signed versions of your subscription documents to: Attn: Joyce Goto, BioPharmX Corporation, 1098 Hamilton Court, Menlo Park, California 94025.

c.                    Upon receipt of the completed and signed Subscription Agreement, the Company will inform you whether it has accepted this Agreement and within two business days of the Company’s notification of its acceptance of your subscription you should send payment of your subscription amount in full by wire transfer to the following account:

Wire to:	Bank of America	A/C#:
	315 Montgomery Street	ABA#:	026009593
	San Francisco, CA 94104	SWIFT Code:	B0FAUS3N

NOTE: if the name of the Investor is different from the sender of the wire transfer, please inform the Company (via email to jgoto@biopharmx.com) to ensure that your funds are properly credited.

6                 Please note that the Company may reject this subscription for any reason (regardless of whether any wire transfer relating to this subscription is sent to the Company), and the Company will promptly return your funds without interest, and without deduction of any expenses, if rejected. The Company will send to you a fully executed copy of this Agreement if your subscription is accepted. If you have any questions about completing the foregoing documents, please contact Joyce Goto at jgoto@biopharmx.com.

7.                 The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the SEC) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Please note any exceptions to the statement above:
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8.                By its signature and by taking possession of the Note, which the Investor hereby agrees to countersign in agreement and acknowledgement of all covenants, agreements, representations and warranties made therein, the Investor hereby represents that (i) it is an “accredited investor” as defined in applicable securities laws, it is purchasing the Securities as principal, it was not created or used solely to purchase or hold the Securities as an accredited investor, and will continue to be an “accredited investor” and the forgoing will describe it at the Closing and upon taking possession of the Note; and (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies.

YOU SHOULD NOT SIGN AND RETURN THIS STATEMENT IF ANY OF THE ABOVE INFORMATION DOES NOT ACCURATELY REFLECT YOUR FINANCIAL SITUATION, INVESTMENT EXPERIENCE, AND INVESTMENT OBJECTIVES. YOU AGREE TO NOTIFY THE COMPANY IN WRITING IF ANY OF THE ABOVE INFORMATION CHANGES.

9.                Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Notes being purchased and the payment therefor.

10.              All notices, requests, consents and other communications hereunder shall be given in accordance with the provisions set forth in the Note.

11.              This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.              The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

13.              In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14.              This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15.              This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[signature page follows]

Signature Page to Subscription Agreement

Principal Amount of Note: One Million USD

Aggregate Purchase Price For the Securities: U.S. $1,000,000

Please confirm that the foregoing correctly sets forth the agreement between us and that you are an “accredited investor” as defined in applicable securities laws by signing in the space provided below for that purpose.

Dated as of: August 17, 2016

RTW Master Fund, LTD
INVESTOR

By:	/s/ Roderick Wong
Print Name:	Roderick Wong
Title:	Managing Member
Address:	250 West 55th Street, 16th Floor, Suite A
New York, NY 10019
Telephone number:	646-597-6980
Email address:	trades@rtwfunds.com

Agreed and Accepted

this 17 day of August 2016:

BIOPHARMX CORPORATION

By:	/s/ Anja Krammer
Name:	Anja Krammer
Title:	President

EXHIBIT A

TO

SUBSCRIPTION AGREEMENT

-FORM OF CONVERTIBLE PROMISSORY NOTE-

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES.  THIS NOTE AND SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

BIOPHARMX CORPORATION

SECURED CONVERTIBLE PROMISSORY NOTE

Note No.: 2016-01
$1,000,000	Made as of August 17, 2016

Subject to the terms and conditions of this Note, for value received, BioPharmX Corporation, a Delaware corporation (the “Company”), with chief executive offices at 1098 Hamilton Court, Menlo Park, CA 94025, hereby promises to pay to the order of RTW Master Fund, LTD or registered assigns (“Holder”), the principal sum of one million dollars ($1,000,000), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with interest accrued on the unpaid principal amount at the Applicable Rate (as defined below).  Interest shall begin to accrue on the date of this Note and shall continue to accrue on the outstanding principal until the entire Balance is converted and shall be computed based on the actual number of days elapsed and on a year of 365 days.

This Note will be subordinated to any future secured indebtedness with banks, lessors or other financial or lending institutions. The following is a statement of the rights of Holder and the terms and conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees.

1.                                                 DEFINITION.  The following definitions shall apply for purposes of this Note.

“Actual Conversion Amount” means all (or if permitted by the terms of this Note, that lesser portion) of the Balance actually converted into Conversion Stock pursuant to Section 6.1, on an Actual Conversion Date, including, if accrued interest and expenses convert pursuant to the terms of this Note, interest and expenses accrued through such Actual Conversion Date and actually converted into Conversion Stock.

“Actual Conversion Date” means a date on which all (or if permitted by this Note, a lesser portion) of the Balance of this Note is converted pursuant to Section 6.1.

“Affiliate” has the meaning ascribed to it in Rule 144 promulgated under the Securities Act.

“Applicable Rate” means a rate equal to the lower of: (a) the Highest Lawful Rate; and (b) ten percent (10.00%) per annum.

“Balance” means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.

“Business Day” means a weekday on which banks are open for general banking business in San Francisco, California.

“Company” shall include, in addition to the Company identified in the opening paragraph of this Note, any corporation or other entity which succeeds to the Company’s obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise.

“Conversion Price” means $0.80.

“Conversion Stock” means Common Stock of the Company, $0.001 par value per share.  The number and character of shares of Conversion Stock are subject to adjustment as provided in this Note and the term “Conversion Stock” shall include the stock and other securities and property that are, on an Actual Conversion Date, receivable or issuable upon such conversion of this Note in accordance with its terms.

“Event of Default” has the meaning set forth in Section 5.

“Financing Document” means this Note, the Purchase Agreement, and any document entered into, executed or delivered under or in connection with, or for the purpose of amending, this Note.

“Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by Holder in connection with this Note under applicable law.

“Liquidation Event” means (a) any acquisition of the Company in any transaction or series of related transactions by means of merger, consolidation, reorganization, stock acquisition or otherwise in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary (other than a merger effected primarily for the purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company, or (b) a sale or an irrevocable and exclusive license of all or substantially all of the assets or intellectual property of the Company to a third party.

“Lost Note Documentation” means documentation satisfactory to the Company with regard to a lost or stolen Note, including, if required by the Company, an affidavit of lost note and an indemnification agreement by Holder in favor of the Company with respect to such lost or stolen Note.

“Maturity Date” means the earlier of (a) the date that is thirty-six (36) months from the date of this Note, or (b) the time at which the Balance of this Note is due and payable upon an Event of Default; provided , however that if the Event of Default is cured as permitted in this Note, then the Maturity Date shall not thereafter be deemed to have occurred with regard to such Event of Default under this clause (b).

“Note” means this Convertible Promissory Note.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other entity or any governmental authority.

“Public Offering” means any public offering of equity securities or securities convertible into equity securities of and by the Company pursuant to an effective registration statement on Form S-1 or Form S-3 filed under the Securities Act.

“Purchase Agreement” means the Subscription Agreement between the Holder and the Company pursuant to which the Holder agreed to purchase this Note.

“Qualified Financing Event” means the occurrence of any of the following events so long as the Company receives gross proceeds of at least eight million dollars ($8,000,000) as a result of such event: (a) a Public Offering; (b) a sale of equity securities or securities convertible into equity securities of the Company by the Company in a private offering; or (c) entry by the Company into a credit facility or other financing transaction.

“Registration Rights Agreement” means that certain registration rights agreement executed by and between the Company and the Holder on the date of this Note.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means that certain security agreement executed by and between the Company and the Holder on the date of this Note.

“Senior Indebtedness” means the principal of, accrued but unpaid interest on and other amounts with respect to, any and all future indebtedness of the Company, hereafter created or incurred in connection with secured indebtedness with banks, lessors or other financial or lending institutions.

2.                                                 PAYMENT AT MATURITY DATE; INTEREST.

2.1                            Payment at Maturity Date.  If this Note has not been previously converted (as provided in Section 6), then on the Maturity Date, all of the Balance then outstanding shall be due and payable to the Holder in whose name this Note is registered, and at such address as is registered, on the records of the Company.

2.2                               Payment of Interest.  Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, then the Company shall not be obligated to pay, and Holder shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate.

3.                                                 PREPAYMENT. The principal and accrued but unpaid interest, if any, of this Note may be prepaid in whole or in part without premium or penalty. To the extent any amount remains due and unpaid after any prepayment, thereafter, the Company shall have the right at any time and from time to time to prepay such amount due under this Note in whole or in part without premium or penalty.

4.                                                 SECURITY INTEREST. This Note is secured by substantially all of the assets of the Company in accordance with the terms and subject to the conditions of the Security Agreement.  In the case of an Event of Default, the Holder shall have the rights set forth in the Security Agreement.

5.                                                 EVENTS OF DEFAULT.  Each of the following events shall constitute an “Event of Default” hereunder:

(a)                               The Company fails to make any payment when due under this Note on the applicable due date;

(b)                               A receiver is appointed for any material part of the Company’s property, the Company makes a general assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c)                                The Company breaches any material obligation to Holder under this Note or under any other Financing Document and does not cure such breach within 20 days after written notice thereof has been given by or on behalf of Holder to the Company;

(d)                               The Company is in default under any Senior Indebtedness and such default is not waived by the holder of such Senior Indebtedness or cured by the Company within the applicable grace period, if any, provided in the agreements evidencing such Senior Indebtedness; or

(e)                                The Company’s Board of Directors or stockholders adopt a resolution for the liquidation, dissolution or winding up of the Company.

Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest, all principal and any other amounts outstanding under this Note shall (i) in the case of any Event of Default under Section 5(b), become immediately due and payable in full without further notice or demand by Holder and (ii) in the case of any Event of Default other than under Section 5(b), become immediately due and payable upon written notice by or on behalf of the Holder to the Company.

6.                                                 CONVERSION.

6.1                            Conversion Upon Qualified Financing, Maturity.  Subject to Section 6.3, on the earlier of (a) the closing of a Qualified Financing Event, (b) the Maturity Date, or (c) a Liquidation Event, the entire Balance then outstanding shall automatically be cancelled and converted into that number of shares of Conversion Stock obtained by dividing (i) the entire Balance by (ii) the Conversion Price.  Subject to Section 6.3, in the event of a Qualified Financing Event or a Liquidation Event, such conversion shall be deemed to occur under this Section 6.1 as of immediately prior to the closing of the Qualified Financing Event or Liquidation Event, as applicable, without regard to whether Holder has then delivered to the Company this Note (or the Lost Note Documentation where applicable).

6.2                            Termination of Rights.  Except for the right to obtain certificates representing the Conversion Stock under Section 7, all rights with respect to this Note shall terminate upon the effective conversion of the entire Balance of the Note as provided in Section 6.1.  Notwithstanding the foregoing, Holder agrees to surrender this Note to the Company (or Lost Note Documentation where applicable) as soon as practicable after conversion.  In any event, Holder shall not be entitled to receive any stock certificates representing the shares of Conversion Stock issuable upon conversion of this Note unless and until Holder has surrendered the original of this Note (or Lost Note Documentation where applicable).

6.3                            Shareholder Approval.  Conversion of the Balance into shares of Conversion Stock as provided in Section 6.1 is subject to, and conditioned upon, the Company obtaining shareholder approval prior to any such conversion, if such approval is required by applicable law, including the rules and regulations of any market or exchange on which the Company’s securities are then listed or otherwise traded. If shareholder approval is required, the conversion of the Balance into shares of Conversion Stock pursuant to Section 6.1 shall be deemed to occur as of immediately after such shareholder approval has been obtained.

7.                                                 CERTIFICATES; NO FRACTIONAL SHARES.  Subject to Section 6.2, as soon as practicable after conversion of this Note pursuant to Section 6.1, the Company at its expense will cause to be issued in the name of Holder and to be delivered to Holder, a certificate or certificates for the number of shares of Conversion Stock to which Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by any lockup agreement, by the Company’s Certificate of Incorporation and Bylaws and by any agreement between the Company and Holder), together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note.  No fractional shares shall be issued upon conversion of this Note.  If upon any conversion of this Note a fraction of a share would otherwise be issued, then in lieu of such fractional share, the Company shall pay to Holder an amount in cash equal to such fraction of a share multiplied by the Conversion Price.

8.                                                 ADJUSTMENT PROVISIONS.  So long as any of the Balance of this Note remains outstanding and conversion under Sections 6.1 has not occurred, the number and character of shares of Conversion Stock issuable upon conversion of this Note upon an Actual Conversion Date and, to the extent set forth in this Section 8, the Conversion Price therefor, are each subject to adjustment upon each occurrence of an adjustment event described in Sections 8.1 through 8.4 occurring between the date this Note is issued and such Actual Conversion Date.

8.1                            Adjustment for Stock Splits and Stock Dividends.  The Conversion Price and the number of shares of Conversion Stock shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or other similar event affecting the number of outstanding shares of Conversion Stock without the payment of consideration to the Company therefor at any time before an Actual Conversion Date.

8.2                            Adjustment for Other Dividends and Distributions.  If the Company shall make or issue, or shall fix a record date for the determination of eligible holders of its capital stock entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock that is payable in securities of the Company (other than issuances with respect to which adjustment is made under Sections 8.1 or 8.3), or in assets (other than cash dividends) (each, a “ Dividend Event “), and such dividend or other distribution is actually made, then, and in each such case, Holder, upon conversion of an Actual Conversion Amount at any time after such Dividend Event, shall receive, in addition to the Conversion Stock issuable upon such conversion of the Note, the securities or other assets that would have been issuable to Holder had Holder, immediately prior to such Dividend Event, converted such Actual Conversion Amount into Conversion Stock.

8.3                            Adjustment for Consolidation or Merger.  If the Company shall consolidate with or merge into one or more other corporations or other entities, and pursuant to such consolidation or merger, stock, other securities or other property is issued or paid to holders of Conversion Stock (each, a “Reorganization Event”), then, and in each such case, Holder, upon conversion of an Actual Conversion Amount after the consummation of such Reorganization Event, shall be entitled to receive (in lieu of the stock or other securities and property that Holder would have been entitled to receive under the terms of this Note upon such conversion but for such Reorganization Event), the stock or other securities or property that Holder would have been entitled to receive upon the consummation of such Reorganization Event if, immediately prior to such Reorganization Event, Holder had converted such Actual Conversion Amount into Conversion Stock, all subject to further adjustment as provided in this Note, and the successor corporation or other successor entity in such Reorganization Event shall duly execute and deliver to Holder a supplement to this Note acknowledging such corporation’s or other entity’s obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such Reorganization Event.

8.4                            Conversion of Stock.  In each case not otherwise covered in Section 8.3 where (a) all the outstanding Conversion Stock is converted, pursuant to the terms of the Company’s Certificate of Incorporation, into Common Stock or other securities or property, or (b) the Conversion Stock otherwise ceases to exist or to be authorized under the Company’s Certificate of Incorporation (each a “Stock Event “), then Holder, upon conversion of this Note at any time after such Stock Event, shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon conversion of this Note immediately prior to such Stock Event, the stock and other securities and property that Holder would have been entitled to receive upon the Stock Event, if immediately prior to such Stock Event, Holder had converted the Actual Conversion Amount into Conversion Stock.

8.5                            Notice of Adjustments.  The Company shall promptly give written notice of each adjustment of the Conversion Price or the number or type of shares of Conversion Stock or other securities or property issuable upon conversion of this Note that is required under this Section 8.  The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

8.6                            No Change Necessary.  The form of this Note may, but need not, be changed because of any adjustment in the Conversion Price or in the number or type of shares of Conversion Stock issuable upon its conversion.

8.7                            Reservation of Stock.  If the number of shares of Conversion Stock or other securities authorized and reserved for issuance upon conversion of this Note shall not be sufficient to effect the conversion of the Balance of this Note, then the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

9.                                                 PROVISIONS RELATING TO STOCKHOLDERS RIGHTS.

9.1                            Rights as Investor; “Market Stand-Off” Agreement.  Upon conversion of the Balance in connection with a Public Offering, Holder shall be entitled to the rights and be subject to all other obligations of the investors in the Conversion Stock issued in such Public Offering.  Holder hereby agrees that Holder shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any shares of stock or other securities of the Company then or thereafter owned by Holder (other than to donees or partners of Holder who agree to be similarly bound) for up to one hundred eighty (180) days, plus up to an additional 18 days to the extent necessary to comply with applicable regulatory requirements, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however , that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering, but shall not apply to any securities sold pursuant to such registration statement.

For purposes of this Section 9.1, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates.  In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities of the Company subject to this Section and to impose stop transfer instructions with respect to the securities of the Company held by Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.  Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

9.2                            No Voting or Other Rights.  This Note does not entitle Holder to any voting rights or other rights as a stockholder of the Company, unless and until (and only to the extent that) this Note is actually converted into shares of the Company’s capital stock in accordance with its terms.  In the absence of conversion of this Note into Conversion Stock, no provisions of this Note and no enumeration herein of the rights or privileges of Holder, shall cause Holder to be a stockholder of the Company for any purpose.

9.3                            Inspection Rights.  Holder shall also be entitled to standard inspection and visitation rights pursuant to Delaware law.

9.4                            Registration Rights. Upon conversion of the Balance into Conversion Stock pursuant to Section 6.1, Holder shall have no registration rights with respect to the Conversion Stock except as provided in the Registration Rights Agreement.

10.                                          REPRESENTATIONS AND WARRANTIES OF HOLDER.

In order to induce the Company to issue this Note to the original Holder, the original Holder has made representations and warranties to the Company as set forth in the Purchase Agreement and below.

10.1                     Authorization.  This Note constitutes Holder’s valid and legally binding obligations, enforceable against Holder in accordance with its terms, except as may be limited by  (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.  Holder represents and warrants to the Company that Holder has full power and authority to enter into this Note.

10.2                     Purchase for Own Account.  The Note and the Conversion Stock issuable upon the conversion of the Note, (collectively, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

10.3                     No Solicitation.  At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

10.4                     Disclosure of Information.  Holder has received or has had full access to all the information Holder considers necessary or appropriate to make an informed investment decision with respect to the Securities.  Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

10.5                     Investment Experience.  Holder understands that the purchase of the Securities involves substantial risk.  Holder (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of Holder’s investment in the Securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting Holder’s own interests in connection with this investment in the Securities or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

10.6                     Accredited Investor Status.  Holder is familiar with the definition of, and qualifies as, an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

10.7                     Restricted Securities.  Holder understands that the Securities are characterized as “restricted securities” under the Securities Act and Rule 144 promulgated thereunder (“Rule 144”) since they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances.  Holder further understands that the Company is under no obligation to register the Securities, and the Company has no present plans to do so.  Furthermore, Holder is familiar with Rule 144, as presently in effect, and understands the limitations imposed thereby and by the Securities Act on resale of the Securities without such registration.  Holder understands that, whether or not the Securities may be resold in the future without registration under the Securities Act, no assurances can be made that a public market will exist for the Securities.

10.8                     Further Limitations on Disposition.  Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)                  there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such effective registration statement; or

(b)                  Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and, at the expense of Holder or its transferee, with an opinion of counsel reasonably satisfactory in form and substance to the Company that such disposition will not require registration of such Securities under the Securities Act.

Notwithstanding the provisions of paragraphs (a) and (b) of this Section 10.8, no such registration statement or opinion of counsel shall be required for any transfer:  (i) of any Securities in compliance with Rule 144 or Rule 144A promulgated under the Securities Act when the Company is promptly provided evidence of such compliance; (ii) of any Securities by a Holder that is a partnership or a corporation to (A) a partner of such partnership or stockholder of such corporation, (B) an affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any deceased partner of such partnership or deceased stockholder of such corporation; or (iii) by gift, will or intestate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing;  provided  that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 10.8 to the same extent as if the transferee had been an original Holder hereunder.

10.9                     Legends.  Holder understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, the Company’s Certificate of Incorporation or Bylaws, Section 9.2 above or any other agreement between the Company and Holder:

(a)                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

(b)                  Any legend pursuant to a lock up agreement, required by the laws of the State of California, including any legend required by the California Department of Corporations or any other state securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company, that either (i) a registration statement under the Securities Act is at that time in effect with respect to the legended security or (ii) such security can be freely transferred in a public sale (other than pursuant to Rule 144, Rule 144A or Rule 145 promulgated under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

10.10              Disqualification.  Holder represents that neither Holder, nor any person or entity with whom Holder shares beneficial ownership of the Company securities, is subject to any Disqualification Event (as defined in Rule 506(d)(1)(i) through (viii) under the Securities Act), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the date hereof in writing in reasonable detail to the Company.

11.                                          GENERAL PROVISIONS.

11.1                     Waivers.  The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

11.2                     Attorneys’ Fees.  In the event any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

11.3                     Transfer.  Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion.  Subject to the foregoing, the rights and obligations of the Company and Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

11.4                     Governing Law.  This Note shall be governed by and construed under the internal laws of the State of

California as applied to agreements among California residents entered into and to be performed entirely within the State of California, without reference to principles of conflict of laws or choice of laws.

11.5                     Headings.  The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note.  All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

11.6                     Notices.  Unless otherwise provided herein, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one (1) Business Day after deposit with an express overnight courier for United States deliveries, or three (3) Business Days after deposit with an international express overnight air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (c) four (4) Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the party to be notified at the address indicated below, or at such other address as any party hereto may designate for itself to receive notices by giving ten (10) days’ advance written notice to all other parties in accordance with the provisions of this Section.  For purposes of this Section 11.6, a “business day” means a weekday on which banks are open for general banking business in San Francisco, California.

COMPANY ADDRESS

BioPharmX Corporation

1098 Hamilton Court

Menlo Park, California 94025

HOLDER ADDRESS

RTW Master Fund, LTD

250 West 55th Street
16th Floor, Suite A
New York, NY 10019

11.7                     Amendments and Waivers.  Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holder.  Any amendment or waiver effected in accordance with this Section 11.7 shall be binding upon Holder, each future holder of the Note, and the Company.

11.8                     Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Note to the extent they are held to be unenforceable and the remainder of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be signed in its name as of the date first written above.

THE COMPANY

BioPharmX Corporation

		By:	/s/ Anja Krammer
		Name:	Anja Krammer
		Title:	President

AGREED AND ACKNOWLEDGED:

HOLDER

RTW MASTER FUND, LTD

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	Managing Member

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE OF BIOPHARMX CORPORATION]